UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2012

DSP GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35256	94-2683643
(Commission File Number)	(I.R.S. Employer Identification No.)

2580 North First Street, Suite 460 San Jose, CA	95131
(Address of Principal Executive Offices)	(Zip Code)

408/986-4300

(Registrant’s Telephone Number, Including Area Code)

With a copy to:

Bruce Alan Mann, Esq.

Morrison & Foerster LLP

425 Market Street

San Francisco, CA 94105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously reported on a Current Report on Form 8-K on April 6, 2012, Louis Silver resigned from the Board of Directors of the Company (the “Board”), effective as of the adjournment of the 2012 Annual Meeting of Stockholders of DSP Group, Inc. (the “Company”) held on May 15, 2012.

In recognition of Mr. Silver’s 13 plus years of service on, and valuable contributions to, the Board, the Board on May 15, 2012 approved the acceleration of all of Mr. Silver’s outstanding options and extended the period for which Mr. Silver may exercise his options to 12 months from the date of his resignation. As of May 15, 2012, Mr. Silver held options to purchase an aggregate of 270,000 shares of the common stock of the Company.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The disclosure set forth in Item 1.01 above is incorporated herein.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 15, 2012, the Company held its annual meeting of stockholders, at which the Company’s stockholders approved the following five proposals. The proposals are described in detail in the proxy statement for the annual meeting that the Company filed with the SEC on April 13, 2011.

Proposal 1: Election of Directors

	Votes For	Votes Withheld	Broker Non-Votes
Tom Lacey as Class III director	14,421,499	265,094	3,195,606
Patrick Tanguy as Class III director	13,044,927	1,641,666	3,195,606
Kenneth H. Traub as Class III director	14,291,706	394,887	3,195,606
Reuven Regev as Class I director	13,406,872	1,279,721	3,195,606

Continuing as directors after the meeting are Eliyahu Ayalon, Tom Lacey, Zvi Limon, Ofer Elyakim, Reuven Regev, Yair Seroussi, Yair Shamir, Patrick Tanguy and Kenneth H. Traub.

Proposal 2: Approval of the 1993 Employee Stock Purchase Plan

Amendment and restatement of the 1993 Employee Stock Purchase Plan to increase the number of shares of common stock authorized thereunder by 500,000 shares was approved with 14,437,537 in favor, 243,730 against, 5,326 abstentions and 3,195,606 broker non-votes.

Proposal 3: Approval of the 2012 Equity Incentive Plan

Approval of the 2012 Equity Incentive Plan with 350,000 shares of common stock authorized hereunder was approved with 10,863,837 in favor, 3,817,530 against, 5,226 abstentions and 3,195,606 broker non-votes.

Proposal 4: Ratification of Appointment of Independent Auditors

Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global, was ratified as the Company’s independent auditors for fiscal year 2012 with 16,997,893 in favor, 867,103 against, 17,203 abstentions and 0 broker non-votes.

Proposal 5: Compensation of the Named Executive Officers

Advisory vote to approve the Company’s named executive officer compensation was approved with 14,228,262 in favor, 414,689 against, 43,642 abstentions and 3,195,606 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSP GROUP, INC.

Date: May 18, 2012	By:	/s/ Dror Levy
Dror Levy
Chief Financial Officer and Secretary

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